UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 5, 2007

                              AMIS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                       000-50397                51-0309588
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


  2300 BUCKSKIN ROAD, POCATELLO, IDAHO                               83201
(Address of Principal Executive Offices)                           (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On November 8, 2007, AMIS Holdings, Inc. (the "Company") announced consolidated financial results for the three- and nine-month periods ended September 29, 2007 and that it was restating its financial statements for the first two quarters of 2007. The press release announcing these results and the restatements is furnished as Exhibit 99.1 to this report.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On November 5, 2007, management determined that the consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the periods ended March 31, 2007 and June 30, 2007 should no longer be relied upon due to errors therein.

     On October 24, 2007, the Company announced that the Audit Committee of its Board of Directors, which is comprised solely of independent directors, was reviewing the Company's February 2007 standard cost valuation of inventories and related issues. The Audit Committee retained independent accounting and legal advisors to assist in the investigation. The Audit Committee also has coordinated its review with the Company's independent auditors.

     During the investigation, it was found that there were errors made in relation to certain aspects of the Company's standard cost process for inventory valuation. In addition, in the course of its review, the Audit Committee found system coding issues that resulted in certain errors in the Company's recording of inventory value. These errors had an effect on the Company's reported results at March 31, 2007 and June 30, 2007 and for the periods then ended. Management determined it should restate its previously reported financial statements at those dates and for the periods then ended.

     Management and the Audit Committee discussed the matters disclosed in this filing with Ernst & Young LLP, the Company's independent registered public accounting firm.


Item 9.01 Financial Statements and Exhibits

Exhibit No.      Description
-----------      -----------
99.1             Press Release Dated November 8, 2007


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                AMIS HOLDINGS, INC.

Date: November 8, 2007                          By:    /s/ JOSEPH PASSARELLO
                                                       ---------------------
                                                Name:  Joseph Passarello
                                                Title: Senior Vice President and
                                                       Chief Financial Officer